Goodwill and Other Intangibles	12 Months Ended
Mar. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles

8. Goodwill and Other Intangibles

The following tables present activity in the Company’s goodwill and finite-lived and indefinite-lived intangible assets for the years ended March 31, 2025 and 2024.

(Dollars in thousands)	March 31, 2024	Impairment	March 31, 2025	Amortization Period
Goodwill
Ben Custody	$10,896	$(3,427)	$7,469	Indefinite
Ben Markets	2,710	(265)	2,445	Indefinite
Total goodwill	13,606	(3,692)	9,914	Indefinite
Insurance license	3,100	—	3,100	Indefinite
Total goodwill and intangible assets	$16,706	$(3,692)	$13,014

(Dollars in thousands)	March 31, 2023	Impairment	March 31, 2024	Amortization Period
Goodwill
Ben Liquidity	$1,725,880	$(1,725,880)	$—	Indefinite
Ben Custody	594,219	(583,323)	10,896	Indefinite
Ben Insurance	37,942	(37,942)	—	Indefinite
Ben Markets	9,885	(7,175)	2,710	Indefinite
Total goodwill	2,367,926	(2,354,320)	13,606	Indefinite
Insurance license	3,100	—	3,100	Indefinite
Total goodwill and intangible assets	$2,371,026	$(2,354,320)	$16,706

Barring a triggering event that suggests possible impairment, the Company conducts impairment tests for goodwill and indefinite-lived assets during the fourth quarter each fiscal year, using generally accepted valuation methods. The Company conducts its annual impairment test on January 1 of each fiscal year.

As previously discussed in Note 6, during each of the fiscal quarters of 2024 and 2025, primarily as a result of significant, sustained declines in our Class A common stock price and the Company’s related market capitalization, we concluded that it was more likely than not that the fair value of our reporting units was below their carrying amount. This resulted in us performing interim impairment assessments each fiscal quarter during fiscal years 2024 and 2025. As a result, during fiscal 2024 and 2025, we wrote the carrying value of the Ben Liquidity, Ben Custody, Ben Insurance, and Ben Markets reporting units down to their estimated fair value and recognized cumulatively during fiscal 2024 and 2025 a non-cash goodwill impairment charge of $2.4 billion and $3.7 million, respectively, which is reflected in loss on impairment of goodwill in the consolidated statements of comprehensive income (loss). Prior to the goodwill impairment recorded during the prior fiscal year, the Company had not previously recorded any impairments of goodwill.

For each impairment assessment during fiscal quarters of 2024 and 2025, the Company computed the fair value of each reporting unit by computing the overall enterprise value of the Company by valuing its various equity instruments, primarily based on the Class A common stock price per share. The overall enterprise value was allocated to each reporting units using the discounted cash flow method to estimate the relative value of each reporting unit based on their future cash flows using a multi-year forecast, and a terminal value calculated using a long-term growth rate that was informed based on our industry, analyst reports of a public company peer set, current and expected future economic conditions and management expectations. The discount rate used to discount these future cash flows was determined using a capital asset pricing model based on the market value of equity of a public company peer set, adjusted for risk characteristics and expectations specific to the reporting unit, combined with an assessment of the cost of debt.

Finally, management has determined that none of the Company’s goodwill is deductible for tax purposes.